UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2006 (November 11, 2005)

FIRST NILES FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24849	34-1870418
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 North Main Street

Niles, Ohio 44446

(Address of Principal Executive Offices / Zip Code)

(330) 652-2539

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 11, 2005, First Niles Financial, Inc. (the “Company”) engaged Anness, Gerlach & Williams (“AGW”) to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2005. On February 7, 2005, AGW declined to stand for re-election as the Company’s independent public accountant due to the Company being the only public company it represented and the high training cost required to properly comply with the requirements of the Sarbanes Oxley Act of 2002 and the Public Company Accounting Oversight Board; however, AGW has since determined that this engagement is appropriate because of the delay in the implementation of Section 404 of the Sarbanes Oxley Act of 2002.

AGW performed audits of the Company’s consolidated financial statements for the years ended December 31, 2004 and 2003. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NILES FINANCIAL, INC.
(Registrant)

Dated: January 4, 2006	By:	/s/ Daniel E. Csontos
Daniel E. Csontos, Secretary

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